March 31, 2001 Selected Financial Information

     Information for the three months ended March 31, 2001 and 2000 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.


                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                      SUMMARY OF BALANCE SHEET INFORMATION
                                   (UNAUDITED)

                                                                       Three months ended March 31,
                                                                         2001                2000
                                                                       ============================
Closing Market Price                                              $          12.50                9.25
Current Annual Dividend                                                     1.1300              1.0925
Dividend Yield (based on current annualized dividend)                         9.0%               11.8%

Common Shares Outstanding                                               14,306,502          13,777,372
Operating Partnership Units                                              3,339,099           3,373,907
Convertible Debentures                                                     816,762           1,261,529
                                                                 -------------------------------------
       Fully Diluted Shares                                             18,462,363          18,412,808
                                                                 =====================================

Fixed Rate Debt                                                  $     179,515,080         163,929,027
Variable Rate Debt                                                      51,967,262          46,100,000
                                                                 =====================================
       Total Debt                                                $     231,482,342         210,029,027
                                                                 =====================================

% Fixed Rate Debt                                                            77.6%               78.1%
% Variable Rate Debt                                                         22.4%               21.9%

Weighted Average Interest Rate - Fixed Rate Debt                             8.24%               8.42%
Weighted Average Interest Rate - Variable Rate Debt                          7.59%               7.43%

=====================================================================================================

DEBT MATURITY SCHEDULE

                  2001                                  $     12,564,763
                  2002                                        50,538,021
                  2003                                        51,448,678
                  2004                                         2,620,156
                  2005                                        10,444,638
                                                             103,866,086
               Thereafter                               ----------------
               TOTAL DEBT                               $    231,482,342
                                                        ================

                                       2

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                        SUMMARY OF OPERATING INFORMATION
                                   (UNAUDITED)

                                                   Three months ended March 31,
                                                         2001          2000
                                                   =============================

Diluted Funds From Operations                        $   6,974,347     6,410,404
      FFO Per Share                                           0.38          0.35

Dividends Per Share                                  $      0.2825        0.2700
      Dividend/FFO Payout Ratio                              74.0%         76.7%

WEIGHTED AVERAGE SHARES
Basic                                                   13,679,638    13,560,516
Diluted                                                 18,273,836    18,198,519

UNVESTED RESTRICTED SHARES                                 248,078       251,355

INTEREST COVERAGE

       Earnings Before Interest and Depreciation     $  10,284,372     9,273,964
       Interest Expense                              $   4,356,003     3,842,466
          Interest Coverage                                   2.36          2.41

FFO DILUTED RECONCILIATION

Operating results:
    Earnings from operations                         $   3,294,664     2,927,006
    Depreciation and amortization of
     property and improvements                           2,633,705     2,504,492
                                                     ---------------------------
FFO Basic                                                5,928,369     5,431,498
    Debenture interest and amortization                    254,864       270,237
    OP Unit minority interest                              791,114       708,669

                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                     DEVELOPMENT/REDEVELOPMENT PROJECTS
                                                            As of March 31, 2001
                                                                 (UNAUDITED)

                                                            Development Projects
                                                            --------------------



                                                                 Total Costs  Estimated Costs   Projected/Actual
Property                               Location                  at 3/31/01     to Complete          Opening          Completion %
------------------------------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center       Burke, VA                  $ 2,237,419     $        -          December 2000           100%
Glen Burnie Village Shopping Center    Baltimore County, MD           925,729              -              July 2000           100%
Rosedale Plaza Shopping Center         Baltimore County, MD         4,763,221         50,000            August 2000           100%
Security Square Shopping Center        Baltimore County, MD        11,544,890        244,867         Feb - Jul 2001           100%
Waverly Woods Shopping Center          Baltimore County, MD        10,733,576        666,424         Mar - Aug 2001           100%
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $ 30,204,836     $  961,291
====================================================================================================================================

                                                        Expansion/Redevelopnient Projects
                                                        ---------------------------------


                                                                  Total Costs Estimated Costs       Projected
Property                               Location                   at 3/31/01    to Complete          Opening            Completion %
------------------------------------------------------------------------------------------------------------------------------------
Lutherville Station Shopping Center    Baltimore County, MD     $    111,350  $     500,000           Late 2001               0%
Perry Hall Super Fresh                 Baltimore County, MD        4,840,587      4,714,968         Spring 2002               0%
Shrewsbury Shopping Center             Shrewsbury, PA                269,797      6,998,344           Late 2002               0%
Smoketown Plaza Shopping Center        Dale City, VA               4,488,648      3,766,500           Late 2002               0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                $  9,710,381  $  15,979,812
------------------------------------------------------------------------------------------------------------------------------------

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                              As of March 31, 2001
                                   (UNAUDITED)

    Lease         Number of     Approximate  Expiring Leases    Average
    Year          Expiring       Expiring      Annualized     Minimum Rent
 Expiration        Leases           GLA       Minimum Rent   Per Square Foot
--------------------------------------------------------------------------------
    2001              84          211,579    $  2,303,709     $        10.89
    2002              91          295,691       3,800,765              12.85
    2003             101          509,366       4,562,866               8.96
    2004             119          356,020       5,423,634              15.23
    2005              81          445,165       4,467,813              10.04
    2006              80          328,505       4,673,913              14.23
    2007              29          239,661       2,647,053              11.04
    2008              23          135,530       2,381,067              17.57
    2009              17          213,908       2,236,217              10.45
    2010              29          259,792       3,432,748              13.21
    2011              22          446,131       2,394,895               5.37
 Thereafter           52        1,366,593      16,419,418              12.01
                 ---------------------------------------------------------------
                     728        4,807,941    $ 54,744,098     $        11.39
                 ===============================================================

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                  LEASED RATES
                              As of March 31, 2001
                                   (UNAUDITED)

                                                LEASED                   PERCENT
MARYLAND                                        SQ. FT.                   LEASED
--------------------------------------------------------------------------------
Arundel Plaza Shopping Center                     246,746                   99%
Clinton Centre                                     28,956                  100%
Club Centre at Pikesville Shopping Center          37,933                   86%
Enchanted Forest Shopping Center                  138,368                   99%
Fullerton Plaza Shopping Center                   144,334                   94%
Glen Burnie Village Shopping Center                54,005                   72%
Harford Mall and Business Center                  615,956                   99%
Ingleside Shopping Center                         115,410                  100%
Little Glen Shopping Center                        10,318                   55%
Lutherville Station - Office                       45,473                  100%
Lutherville Station - Retail                      123,229                   51%
New Town Village Shopping Center                  114,802                   98%
North East Station Shopping                        80,190                  100%
Orchard Square Office                              27,959                  100%
Patriots Office                                    17,548                   62%
Patriots Plaza Shopping Center                     38,727                  100%
Perry Hall Shopping Center                        185,415                   88%
Radcliffe Shopping Center at Towson                82,280                  100%
Rolling Road Plaza Shopping Center                 36,357                   57%
Rosedale Plaza Shopping                            85,684                   95%
Security Square Shopping Center                    77,287                  100%
Shawan Plaza Shopping Center                       89,353                   94%
Shoppes at Easton Shopping Center                 113,330                  100%
Southwest Mixed Use Property                       24,743                  100%
Timonium Crossing Shopping Center                  57,362                   96%
Timonium Shopping Center                          188,485                   91%
Waldorf Bowl                                       26,128                  100%
Waldorf Retail                                      4,500                  100%
Waverly Woods Shopping Center                      91,395                   92%
Wilkens Beltway Plaza Shopping Center              79,240                  100%
Wilkens Office I,II,III                            46,420                   88%
York Road Plaza Shopping Center                    90,903                  100%
--------------------------------------------------------------------------------
MARYLAND TOTALS                                 3,118,836                   92%
--------------------------------------------------------------------------------

DELAWARE
--------------------------------------------------------------------------------
Brandywine Commons Shopping Center                165,805                  100%
Milford Commons Shopping Center                    61,100                  100%
--------------------------------------------------------------------------------
DELAWARE TOTALS                                   226,905                  100%
--------------------------------------------------------------------------------

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                            LEASED RATES (Continued)
                              As of March 31, 2001
                                   (UNAUDITED)

                                           LEASED                   Percent
VIRGINIA                                   SQ. FT.                  Leased
--------------------------------------------------------------------------------
Burke Town Plaza Shopping Center             129,974                     98%
Skyline Crossing Shopping Center             121,291                     96%
Smoketown Plaza Shopping Center              115,736                     66%*
Spotsylvania Crossing Shopping Center        140,832                     99%
Sudley Towne Plaza Shopping Center           107,761                    100%
--------------------------------------------------------------------------------
VIRGINIA TOTALS                              615,594                     90%
--------------------------------------------------------------------------------

NEW YORK
--------------------------------------------------------------------------------
Colonie Plaza Shopping Center                125,624                     89%
Columbia Plaza Shopping Center               125,770                     95%
--------------------------------------------------------------------------------
NEW YORK TOTALS                              251,394                     92%
--------------------------------------------------------------------------------

PENNSYLVANIA
--------------------------------------------------------------------------------
Wayne Heights Shopping Center                 98,549                     92%
Wayne Avenue Plaza Shopping Center           121,202                    100%
Saucon Valley Square Shopping Center          80,695                    100%
Stonehedge Square Shopping Center             83,460                     95%
--------------------------------------------------------------------------------
PENNSYLVANIA TOTALS                          383,906                     97%
--------------------------------------------------------------------------------

MASSACHUSETTS
--------------------------------------------------------------------------------
Del Alba Shopping Center                      69,985                    100%
--------------------------------------------------------------------------------
MASSACHUSETTS TOTALS                          69,985                    100%
--------------------------------------------------------------------------------


MID-ATLANTIC TOTALS                        4,666,620                     92%
================================================================================

ILLINOIS
--------------------------------------------------------------------------------
Rolling Meadows                               37,225                    100%
--------------------------------------------------------------------------------
ILLINOIS TOTALS                               37,225                    100%
--------------------------------------------------------------------------------

SUBTOTAL OPERATING PROPERTIES              4,703,845                     92%
================================================================================

DEVELOPMENT OPERATIONS - MARYLAND
--------------------------------------------------------------------------------
Perry Hall Super Fresh Shopping Center        56,329                    100%
--------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - MARYLAND             56,329                    100%
--------------------------------------------------------------------------------

TOTAL OPERATING & DEVELOPMENT              4,760,174                     92%
================================================================================

SHOPPING CENTER TOTALS                     4,474,722                     92%
OFFICE TOTALS                                137,400                     89%
BOWLING CENTER TOTALS                         89,765                    100%
OTHER OPER. PROP. TOTALS                      58,287                     99%


*Under Redevelopment.